EXHIBIT 99.2

                        REGISTRATION RIGHTS AGREEMENT




                         Dated as of January 28, 1997




                        REGISTRATION RIGHTS AGREEMENT




            REGISTRATION RIGHTS AGREEMENT, dated as of January 28, 1997, among McKesson Corporation, a Delaware corporation (the "Company"), and the other undersigned parties hereto.

      1. Introduction; Term of Agreement. The Company is a party to the separate Agreement and Plan of Merger (the "Merger Agreement"), dated as of January __, 1997, among the Company, Spider Acquisition Corporation, a Delaware corporation, General Medical Inc., a Delaware corporation ("GMI"), Kelso Investment Associates IV, L.P., a Delaware limited partnership("KIA IV"), Kelso Equity Partners II, L.P., a Delaware limited partnership ("KEP II"), Chase Equity Associates, a California limited partnership ("CEA"), John Rutledge Partners, L.P., a Delaware limited partnership ("Rutledge Partners"), Princes Gate Investors L.P., a Delaware limited partnership ("Princes Gate"), Acorn Partnership I, L.P., a Delaware limited partnership ("Acorn Partnership"), PGI Investments Limited, a British Virgin Islands corporation ("PGI"), PGI Sweden AB, a Swedish corporation ("PGI Sweden"), Gregor Von Opel, The Lewis and Patricia Kelso Trust, William A. Marquard, The Frank T. Nickell IRA, David M. Roderick, George L. Shinn, Steven B. Nielsen, F. De Wight Titus and Donald B. Garber, pursuant to which the Company has agreed, among other things, to acquire through merger GMI and, in connection therewith, to issue to the Investor Group cash and shares of common stock of the Company (the "Common Stock") as specified in the Merger Agreement. This Agreement shall become effective upon the Effective Time (as defined in the Merger Agreement). This Agreement shall terminate and be of no further force and effect on the earlier to occur of (i) the third anniversary date of the Effective Time or (ii) such time as the holders of Registrable Securities in the aggregate own less than 2% of the outstanding shares of Common Stock. Certain capitalized terms used in this Agreement are defined in section 3 hereof; references to sections shall be to sections of this Agreement.

      2. Registration under Securities Act, etc.

      2.1 Registration on Request.

            (a) Demand Request. Upon the written request of the Initiating Holder (on its own and/or on behalf of the other members of the Investor Group), requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holder's Registrable Securities or the Registrable Securities owned by other members of the Investor Group and specifying the intended method or methods of disposition thereof (a "Demand Request"), the Company will, as promptly as reasonably practicable but in no event later than 20 days after such request, give written notice of such requested registration to all registered holders of Registrable Securities who would be entitled to participate in such registration, and thereupon the Company will, subject to the terms of this Agreement, use its best efforts to effect the registration under the Securities Act of:

                  (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holder (on its own and/or on behalf of the other members of the Investor Group) for disposition in accordance with the intended method or methods of disposition stated in such request;

                  (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method or methods of disposition of such Registrable Securities);

                  (iii) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this section 2.1; and

                  (iv) all shares of Common Stock which the Company may be required to register in connection with "piggyback" or incidental registration rights granted to any other Person;

all to the extent requisite to permit the disposition (in accordance with the intended method or methods of distribution specified in the Demand Request) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered, provided, however, that each such Demand Request shall be for a number of shares of Common Stock which represent at least 2% of the then outstanding shares of Common Stock, unless the Demand Request is the last Demand Request available hereunder, in which event the Demand Request may cover the remainder of the Registrable Securities even if such amount of Registrable Securities is less than 2% of such then outstanding shares. Subject to the provisions of section 2.1(d), the Initiating Holder (on its own and/or on behalf of the other members of the Investor Group) will have the right pursuant to this section 2.1(a) to make an aggregate of two Demand Requests.

      Without limiting the generality of the foregoing, the Initiating Holder shall have the right to request registration pursuant to this section 2.1 and specify that one of the methods of disposition of Registrable Securities shall be a block trade or trades involving Registrable Securities held by the Initiating Holder and/or other members of the Investor Group and that, in connection therewith, the Company shall file with the Commission a registration statement under Rule 415 covering all of the Registrable Securities to be sold in the block trade or trades. In such case, the Company shall file an appropriate shelf registration statement with the Commission as promptly as reasonably practicable and in accordance with the provisions of section 2.3. Subject to the provisions of section 2.1(d), any shelf registration which involves a block trade or block trades as an intended method of disposition, whether or not any such block trade is made, shall be considered as the exercise of one of the three Demand Requests permitted by this section 2.1(a). Notwithstanding anything herein to the contrary, it is understood and agreed that the Initiating Holder shall not be entitled to make a Demand Request for registration pursuant to this section 2.1(a) until the date which is the sixtieth day after the Effective Time and, in the event the Initiating Holder makes such a request, the Company shall use its best efforts to file a registration statement with the Commission with respect to such request not later than the thirtieth day following such request. It is furthermore understood and agreed that if the Initiating Holder makes a Demand Request on or within ten days after such sixtieth day, the provisions of section 2.1(g) shall not apply and the Company shall not be entitled to initiate a Delay Period as therein provided, except as required by applicable law arising from events outside of the control of the Company.

      (b) Registration Statement Form. Registrations under this section
2.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and, as shall be reasonably acceptable to the Initiating Holder of the Registrable Securities so to be registered and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for such registration.

      (c) Expenses. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this section 2.1 (including any registration deemed not to be "effected" under section 2.1).

      (d) Effective Registration Statement. A registration requested pursuant to this section 2.1 shall not be deemed to have been effected (and therefore not requested for purposes of the limitations in section 2.1(a) on the number of requests for registration that can be made pursuant to section 2.1(a)) (i) unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holder (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of the Initiating Holder unless the Initiating Holder shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by the Initiating Holder or any other holder of Registrable Securities.

      (e) Selection of Underwriters. If a requested registration pursuant to this section 2.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Initiating Holder from a list of underwriters to be agreed upon by the Initiating Holder and the Company.

      (f) Priority in Requested Registrations. If a requested registration pursuant to this section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by any member of the Investor Group which is a holder of Registrable Securities, pro rata among such holders requesting such registration on the basis of the number of such securities then beneficially owned by such holders, (ii) second, Registrable Securities requested to be included in such registration by any other holder of Registrable Securities, pro rata among such other holders requesting such registration on the basis of the number of such securities requested to be included by such holders and (iii) third, subject to section 2.1(a) hereof, securities the Company proposes to sell and other securities of the Company included in such registration by other holders who may have "piggyback" or incidental registration rights.

      (g) Delay Periods. The Company shall be entitled to postpone the filing of any registration statement otherwise required to be prepared and filed by the Company pursuant to this section 2, or suspend the use of any effective registration statement under this section 2, for a reasonable period of time, but not in excess of 90 days (a "Delay Period"), if any executive officer of the Company determines that in such executive officer's reasonable good faith judgment the registration and distribution of the Registrable Securities covered or to be covered by such registration statement would materially interfere with any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries or would require premature disclosure thereof and promptly gives the Initiating Holder written notice of such determination, and an approximation of the period of the anticipated delay; provided, however, that (i) the aggregate number of days included in all Delay Periods during any consecutive 12 months shall not exceed the aggregate of 180 days and (ii) a period of at least 90 days shall elapse between the termination of any Delay Period and the commencement of the immediately succeeding Delay Period. Immediately upon receipt of a written notice of suspension, each holder of Registrable Securities shall cease all disposition efforts with respect to Registrable Securities held by such holder. If the Company shall so postpone the filing of a registration statement, the Holders of Registrable Shares to be registered shall have the right to withdraw the request for registration by giving written notice within 45 days after receipt of the notice of postponement or, if earlier, the termination of such Delay Period (and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of Demand Requests for registration to which the Initiating Holder of Registrable Shares is entitled pursuant to this section 2). The time period for which the Company is required to maintain the effectiveness of any registration statement shall be extended by the aggregate number of days of all Delay Periods during such registration. The Company shall not be entitled to initiate a Delay Period unless it shall (A) to the extent permitted by agreements with other security holders of the Company, concurrently prohibit sales by such other security holders under registration statements covering securities held by such other security holders and (B) in the case of a delay arising as a result of premature disclosure, in accordance with the Company's policies from time to time in effect, forbid purchases and sales in the open market by senior executives of the Company.

      2.2 Incidental Registration.

      (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its shares of Common Stock (other than in connection with a registration of securities which are convertible or exchangeable into Common Stock) under the Securities Act (other than by a registration on Form S-4 or S-8, or any successor or similar forms and other than pursuant to section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this section 2.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company will, subject to the terms of this Agreement, use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended method or methods of distribution thereof specified in the requests of such holders) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon,
(i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this section 2.2 shall relieve the Company of its obligation to effect any registration upon request under section 2.1, nor shall any such registration hereunder be deemed to have been effected pursuant to section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section 2.2, and each Requesting Holder whose Registrable Securities are included in a registration requested pursuant to this section 2.2 will pay any underwriting discounts and commissions and fees of such holder's counsel in connection therewith.

      (b) Priority in Incidental Registrations. If (i) a registration pursuant to this section 2.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to section 2.4(b) or, if requested to do so, is not obligated to do so under section 2.4(b)), and (iii) the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will include in such registration:

                  (i) first, all the securities the Company proposes to sell for its own account,

                  (ii) second all securities of any other holder who has made a demand for registration, and

                  (iii) third, to the extent that the number of securities which the Company and any such other holders proposed to include pursuant to clauses (i) and (ii) is less than the number of securities which the Company has been advised can be sold in such offering, the number of such Registrable Securities requested to be included in such registration by the Requesting Holders pursuant to this section 2.2(a) hereof shall be allocated pro rata among all such Requesting Holders on the basis of the relative number of Registrable Securities each such holder has requested to be included in such registration.

      2.3 Registration Procedures. Subject to section 2.1(a), if and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in sections
2.1 and 2.2, the Company shall, as expeditiously as reasonably possible:

                  (i) prepare and file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter cause such registration statement to become and remain effective ro a period of at least 120 days, provided however that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of at least 120 days and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or such other time as is required by the Securities Act;

                  (iii) furnish to each seller of Registrable Securities covered by such registration statement and each Requesting Holder and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed pursuant to Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request;

                  (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other state securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller and any Requesting Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (iv) be obligated to be so qualified or to consent to general service or process in any such jurisdiction;

                  (v) furnish to each seller of Registrable Securities and each Requesting Holder a signed counterpart, addressed to such seller, such Requesting Holder and the underwriters, if any, of:

                           (X) an opinion of counsel for the Company
                  (which shall be outside counsel if outside counsel is rendering such opinion in the transaction and otherwise may be the Company's inside counsel), dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), customary for a transaction of such type, and

                           (Y) a "comfort" letter (or, in the case of any
                  such Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures" letter), dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter of like kind dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities (with, in the case of an "agreed upon procedure" letter, such modifications or deletions as may be required under Statement on Auditing Standards No. 35) and, in the case of the accountants' letter, such other financial matters customarily covered in a transaction of such type;

                  (vi) notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly:

                           (V) when the registration statement, the
                  prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective:

                           (W) of any request by the Commission for
                  amendments or supplements to the registration statement or the prospectus or for additional information;

                           (X) of the issuance by the Commission of any
                  stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

                           (Y) if at any time the representations and
                  warranties of the Company made as contemplated by
                  section 2.4 below cease to be true and correct; and

                           (Z) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                  (vii) notify each seller of Registrable Securities covered by such registration statement and each Requesting Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or Requesting Holder promptly prepare and furnish to such seller or Requesting Holder and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (viii) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                  (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and will use its best efforts to furnish to each such seller and each Requesting Holder at least one business day prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                  (x) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                  (xi) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

      The Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto to which the holders of at least a majority of the Registrable Securities covered by such registration statement or the underwriter or underwriters, if any, shall reasonably object.

      The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

      Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in paragraph (viii) of this section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (viii) of this section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph (ii) of this section 2.3 shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by paragraph (viii) of this section 2.3.

      If any such registration statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities does not necessarily make such holder a "controlling person" of the Company within the meaning of the Securities Act is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

      2.4 Underwritten Offerings:

      (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under section 2.1, the Company will enter into an underwriting or similar agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in section 2.7. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting or similar agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. No underwriting or similar agreement shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method or methods of distribution and any other representation required by law or to make any agreements with the Company or the underwriters with respect to indemnification of any Person or the contribution obligations of any Person that would impose any obligation which is broader than the indemnity furnished by such holder pursuant to the provisions of section 2.7. In addition, the Requesting Holders shall cooperate with the Company in an effort to provide that any such agreement will contain a provision modifying the indemnification of the underwriter to the effect that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities with respect to any preliminary prospectus, to the extent that any such loss, claim, damage or liability of such underwriter results from such underwriter having sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus, if the Company has previously furnished thereof to such underwriter and such final prospectus as then amended or supplemented, has corrected any such misstatement or omission.

      (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in section 2.2 and subject to the provisions of section 2.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law or to make any agreements with the Company or the underwriters with respect to indemnification of any Person or the contribution obligations of any Person that would impose any obligation which is broader than the indemnity furnished by such holder pursuant to the provisions of section
2.7. In addition, the Requesting Holders shall cooperate with the Company in an effort to provide that any such agreement will contain a provision modifying the indemnification of the underwriter to the effect that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities with respect to any preliminary prospectus, to the extent that any such loss, claim, damage or liability of such underwriter results from such underwriter having sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus, if the Company has previously furnished thereof to such underwriter and such final prospectus as then amended or supplemented, has corrected any such misstatement or omission.

      (c) Holdback Agreements.

                  (i) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if and to the extent so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any securities of the Company, during the 7 days prior to and the 90 days after any underwritten registration pursuant to section 2.1 or
      2.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration, provided that the foregoing restrictions shall not apply with regard to any member of the Investor Group in a distribution of Registrable Securities to its partners or to the transfer to any Affiliate of such Persons or to any other transferee in a private transaction not requiring registration under the Securities Act, or to any bona fide pledge of such Registrable Securities, provided that such Affiliate or other transferee and/or lender or creditor acknowledges in writing that it is bound by the provisions of this section 2.4(c). Each holder of Registrable Securities agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this section 2.4(c).

                  (ii) The Company agrees (X) if so required by the managing underwriter not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to section 2.1 or 2.2 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4, S-8, or any successor or similar forms thereto, and (Y) to cause each holder of its securities purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of such securities during such periods.

      (d) Participation in Underwritten Offerings. No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Company and the holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties regarding such holder, such holder's Registrable Securities and such holder's intended method or methods of distribution and any other representation required by law or to make any agreements with the Company or the underwriters with respect to indemnification of any Person or the contribution obligations of any Person that would impose any obligation which is broader than the indemnity furnished by such holder pursuant to the provisions of section 2.7.

      2.5 Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, each Requesting Holder and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access during normal business hours to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

      2.6 Rights of Requesting Holders. The Company will not file any registration statement relating to Common Stock under the Securities Act (other than by a registration on Form S-4 or Form S-8 or in connection with a registration of securities which are convertible into or exchangeable for Common Stock), unless it shall first have given to each holder of Registrable Securities (who would be entitled to participate in such registration) at the time outstanding (other than any such Person who acquired all such securities held by such Person in a public offering registered under the Securities Act or as the direct or indirect transferee of shares initially issued in such an offering), at least 30 days prior written notice thereof. Any such Person who shall so request within 30 days after such notice (a "Requesting Holder") shall have the rights of a Requesting Holder provided in sections 2.3, 2.5 and 2.7. In addition, if any such registration statement refers to any Requesting Holder by name or otherwise (other than through a document filed by or on behalf of any Requesting Holder which is incorporated by reference) as the holder of any securities of the Company, then such holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities does not necessarily make such holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

      2.7 Indemnification.

      (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does agree to, indemnify and hold harmless
(i) in the case of any registration statement filed pursuant to section
2.1 or 2.2, the holder of any Registrable Securities covered by such registration statement and its partners, if any, its and their respective directors, officers, partners, agents and Affiliates, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, and (ii) in the case of any registration statement of the Company, any Requesting Holder and its partners, if any, its and their respective directors, officers, partners, agents and Affiliates and each other Person, if any, who controls such Requesting Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or Requesting Holder or partner thereof or any such director or officer or partner or agent or Affiliate or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, such Requesting Holder, their respective partners and each such director, officer, partner, agent, Affiliate, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder or Requesting Holder, as the case may be, specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such Requesting Holder or partner thereof or any such director, officer, partner, agent, Affiliate, underwriter or controlling person and shall survive the transfer of such securities by such holder. The indemnity agreement contained in this section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company.

      (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to section 2.3, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities, to indemnify severally and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this section 2.7) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. The indemnity agreement provided for in this section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld). The parties hereto hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by holders of Registrable Securities to the contrary, for all purposes of this Agreement the only information furnished or to be furnished to the Company for use in any registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto are statements specifically relating to (i) transactions between such holder and its Affiliates, on the one hand, and the Company, on the other hand,
(ii) the beneficial ownership of shares of Common Stock by such holders and its Affiliates,(iii) the name and address of such holder and (iv) solely in offerings that are underwritten offerings, the method or methods of distribution of such holders. The indemnity provided for under this section 2.7(b) shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

      (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this section 2.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

      (d) Indemnification Payments. The indemnification required by this section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

      (e) Contribution. If the indemnification provided for in the preceding subsections of this section 2.7 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability in such proportion as is appropriate to reflect the relative benefits and the relative fault of the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities and the statements or omissions which result in any expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the holders, Requesting Holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subsection (c) of this section 2.7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

      Notwithstanding the provisions of this subsection (e), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this section 2.7 except to the extent and under such circumstances as such party would have been liable to indemnify under this section 2.7 if such indemnification were enforceable under applicable law.

      3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings.

      Affiliate: As defined in Rule 12b-2 promulgated under the Exchange
      Act.

      Beneficially Own or Beneficial Ownership: With respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to rule 13d-3 under the Exchange
      Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a person shall include securities Beneficially Owned by all Affiliates of such Person and all other Persons with whom such person would constitute a "group" within the meaning of Section 13 (d) of the Exchange Act and the rules promulgated thereunder.

      Commission: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

      Common Stock: As defined in section 1.

      Company: As defined in the introductory paragraph of this Agreement.

      Delay Period: As defined in section 2.1(g).

      Demand Request:  As defined in section 2.1(a).

      Effective Time: As defined in the Merger Agreement.

      Exchange Act: The Securities Exchange Act of 1934, or any similar Federal Statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable Section, if any, of any such similar federal statute.

      Initiating Holder: KIA IV.

      Investor Group: Collectively, KIA IV, KEP II, CEA, Rutledge
      Partners, Princes Gate, Acorn Partnership, PGI, PGI Sweden, Gregor Von Opel, The Lewis and Patricia Kelso Trust, William A. Marquard, The Frank T. Nickell IRA, David M. Roderick, George L. Shinn, Steven B. Nielsen, F. De Wight Titus and Donald B. Garber.

      KIA IV: As defined in section 1.

      Merger Agreement: As defined in section 1.

      Person: A corporation, an association, a partnership, an organization, business, an individual, a governmental or political subdivision thereof or a governmental agency.

      Purchase Notice:  As defined in section 15.

      Registrable Securities: The Common Stock issued pursuant to the transactions contemplated by the Merger Agreement and any securities issued or issuable with respect to any Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) a disposition of all of them by the holder thereof shall not require registration or qualification of them under the Securities Act or shall be eligible for disposition under Rule 144, or (d) they shall have ceased to be outstanding.

      Registration Expenses: All expenses incident to the Company's performance of or compliance with section 2, including, without limitation, all registration, filing and NASD fees, all stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers or securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

      Requesting Holder: As defined in section 2.6.

      Sale Notice: As defined in section 15.

      Securities Act: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable Section, if any, of any such similar Federal Statute.

      Standstill Period: As defined in section 16.

      Transfer: A transfer, sale, pledge, hypothecation, encumbrance, assignment or other conveyance or disposition except an assignment by operation of law.

      4. Rule 144. The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended form time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will (a) deliver to such holder a written statement as to whether it has complied with the requirements of this section 4 or (b) take such action as is necessary to allow transfer of such Registrable Securities in accordance with the provisions of Rule 144(k) (or any successor provision) under the Securities Act including without limitation, if necessary, the issuance of new certificates for such Registrable Securities bearing a legend restricting further transfer.

      5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of more than 50% of the shares of Registrable Securities and in the case of any such amendment, action or omission to act in respect of the first sentence of Section 4, the written consent of each holder affected thereby; provided however, for so long as any shares of Common Stock are held by any member of the Investor Group, any amendment, action or omission to act is also subject to the prior written consent of KIA IV. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

      6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

      7. Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of any member of the Investor Group, addressed to such party care of Kelso & Company, 320 Park Avenue, 24th Floor, New York, New York 10022 to the attention of James J. Connors, III, Esquire or at such other address as such party shall have furnished to the Company in writing, (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company or (c) in the case of the Company, at McKesson Corporation, One Post Street, San Francisco, California 94104, to the attention of its General Counsel, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including without limitation, by air courier), when delivered at the address specified above, provided that any such notice, request or communication to any holder of Registrable Securities shall not be effective until received.

      8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. No holder of Registrable Securities shall assign this Agreement or any rights hereunder without the prior written consent of the Company (which consent may be withheld for any reason in the sole discretion of the Company), except that this Agreement and any rights hereunder may be assigned by operation of law.

      9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

      10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

      11. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

      12. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

      13. SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF DELAWARE OR OF THE UNITED STATES OF AMERICA FOR THE STATE OF DELAWARE AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO SUCH PARTY BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN SECTION 7. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY AND ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENCE WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

      14. Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provisions to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

      15. Restrictions on Transfer; Disposition of Shares. (a) Registered Offerings. In the event of any public sales or distribution of the Registrable Securities effected pursuant to Section 2 of this Agreement, the Investor Group shall use their reasonable best efforts to effect, or cause to be effected, such public sale or distribution, so that, without the prior written consent of the Company (which shall not be unreasonably withheld), no participant or purchaser would Beneficially Own in the aggregate 4% or more of all outstanding Common Stock of the Company. The Investor Group agrees to use their respective reasonable efforts in cooperation with the Company to effect as broad a disposition in any such public sale or distribution as is reasonably practicable.

      (b) Limitations on Dispositions. The Investor Group agrees that during the Standstill Period (as defined), they will not, and will cause their Affiliates not to, directly or indirectly, without the prior written consent of the Company (which consent shall not be unreasonably withheld), transfer, sell, pledge, hypothecate, encumber, assign or otherwise dispose of or convey a legal or beneficial interest ("Transfer") (A) to any Person, an aggregate of 2% or more of the Common Stock of the Company then outstanding; or (B) to any person, any of the Common Stock of the Company if, to the knowledge of the Investor Group or any of their Affiliates, after due inquiry which is reasonable in the circumstances, immediately following such transaction the acquiror of such Common Stock of the Company, together with its Affiliates, would Beneficially Own in the aggregate 4% or more of the Common Stock of the Company then outstanding; provided, however, the foregoing limitations on Transfer shall not apply to any Transfer to a passive institutional investor such as (x) a "qualified institutional buyer" (as such term is defined in Rule 144A of the Securities Act) or (y) an "accredited" investor (within the meaning of Rule 501(a)(1), (2), (3) or (7) of the Securities Act) which, in each case, would be eligible to file a Schedule 13G with respect to the shares of Common Stock owned by such Person and provided, further, that such person has not disclosed, pursuant to Item 4 of Schedule of 13D, an intent, or reserved the right, to engage in any change in control transaction or to engage in a contested proxy or consent solicitation or to otherwise seek to control or influence the business, management or policies of the Company.

      (c) Right of First Refusal; Procedures. The Investor Group shall, prior to effecting any Transfer of the Common Stock of the Company representing more than 1% of the outstanding shares of Common Stock to any Person, offer the Company a right of first refusal to purchase the shares proposed to be Transferred on the following terms. The Investor Group shall provide the Company with written notice (the "Sale Notice") of any proposed sale, which Sale Notice shall contain the identity of the purchaser, the number of shares of the Common Stock of the Company proposed to be Transferred to such purchaser, the purchase price for such shares and the form of consideration payable for such shares. The Sale Notice shall also contain an irrevocable offer to sell the shares subject to such Sale Notice to the Company for cash at a price equal to the price contained in such Sale Notice. The Company shall have the right and option, by written notice delivered to the Investor Group (the "Purchase Notice") within 15 days of receipt of the Sale Notice, to accept such offer as to all, but not less than all, of the Common Stock of the Company subject to such Sale Notice. The Company shall have the right to assign to any Person such right to purchase the shares subject to the Sale Notice. In the event the Company (or its assignee) elects to purchase the shares subject to the Sale Notice, the closing of the purchase of the Common Stock of the Company shall occur at the principal office of the Company (or its assignee) on or before the 10th day following such Shareholder's receipt of the Purchase Notice. In the event the Company does not elect to purchase the shares subject to the Sale Notice, such Shareholder shall be free, for a period of 60 days following the receipt of notice from the Company of its election not to purchase such shares or, in the absence of any such notice, for a period of 60 days following the 15th day after receipt by the Company of the Sale Notice, to sell the shares subject to the Sale Notice in accordance with the terms of, and to the person identified in, the Sale Notice. If such sale is not effected within such 60 day period such shares shall remain subject to the provisions of this Agreement.

      Notwithstanding the foregoing, the right of first refusal set forth in this Section shall not apply to the sale by the Investor Group of the Common Stock of the Company (i) made pursuant to section 2 of this Agreement, or (ii) made in a tender offer, merger or other similar business combination transaction, whether or not approved by the Board of Directors of the Company.

      16. Standstill and Related Provisions. The Investor Group agrees that for a period commencing on the date of this Agreement and terminating on the third anniversary of the Effective Time (the "Standstill Period"), without the prior written consent of the Board of Directors of the Company specifically expressed in a resolution adopted by a majority of the directors of the Company, the Investor Group will not, directly or indirectly, alone or in concert with others:

      (a) acquire, offer or propose to acquire, or agree to acquire any additional shares of Common Stock of the Company (or its rights to acquire such Common Stock), except, in any case, by way of stock dividends or other distributions or rights offerings made available to holders of any shares of the Common Stock of the Company generally, share-splits, reclassifications, recapitalizations, reorganizations and any other similar action taken by the Company;

      (b) make, or in any way participate, directly or indirectly, in any "solicitation" (as such term is used in the proxy rules of the Securities and Exchange Commission as in effect on the date hereof) of proxies or consents (whether or not relating to the election or removal of directors), seek to advise, encourage or influence any Person with respect to the voting of any of the Common Stock of the Company, initiate, propose or otherwise "solicit" (as such term is used in the proxy rules of the Commission as in effect on the date hereof) shareholders of the Company for the approval of shareholder proposals, whether made pursuant to Rule 14a-8 of the Exchange Act or otherwise, or induce or attempt to induce any other Person to initiate any such shareholder proposal or otherwise communicate generally with the Company's shareholders;

      (c) otherwise act, alone or in concert with others, to control or seek to control or influence or seek to influence the management, Board of Directors or policies of the Company;

      (d) seek, propose, or make any public statement with respect to, any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, reorganization, restructuring, recapitalization, change in capitalization, change in corporate structure or business or similar transaction involving the Company or its subsidiaries;

      (e) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any of the Common Stock of the Company, other than groups consisting solely of members of the Investor Group; and

      (f) request or cause to be requested for any purpose, the Company's stock ledger, a list of the Company's shareholders, or the Company's other books and records; or to call or seek to have called any meeting of the shareholders of the Company or execute any written consent with respect to the Common Stock of the Company.

Notwithstanding the foregoing, Affiliates of the Investor Group in the ordinary course of the conduct of such Affiliates' business may engage in investment banking activities and purchases and sales of Common Stock and other securities of the Company as broker-dealers or otherwise.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                 MCKESSON CORPORATION


                                 By: /s/ Ivan D. Meyerson


                                 KELSO INVESTMENT ASSOCIATES IV, L.P.


                                 By: /s/ Thomas R. Wall, IV


                                 KELSO EQUITY PARTNERS II, L.P.


                                 By: /s/ Thomas R. Wall, IV


                                 CHASE EQUITY ASSOCIATES, L.P.
                                    By: Chase Capital Partners


                                 By: /s/ Brian Richmond, Partner


                                 JOHN RUTLEDGE PARTNERS, L.P.


                                 By: /s/ John Rutledge


                                 PRINCES GATE INVESTORS, L.P.


                                 By: /s/ David R. Powers
                                         PG Investors, Inc. as General
                                         Partner


                                 ACORN PARTNERSHIP I, L.P.


                                 By: /s/ David R. Powers
                                         PG Investors, Inc. as General
                                         Partner


                                 PGI INVESTMENTS LIMITED


                                 By: /s/ David R. Powers
                                         PG Investors, Inc. as
                                         Attorney-in-Fact


                                 PGI SWEDEN AB


                                 By: /s/ David R. Powers
                                         PG Investors, Inc. as
                                         Attorney-in-Fact


                                 /s/ David R. Powers, Attorney-in-Fact

                                 Gregor Von Opel


                                 THE LOUIS AND PATRICIA KELSO TRUST


                                 By: /s/ Patricia H. Kelso, Trustee


                                 /s/ William A. Marquard
                                 William A. Marquard


                                 THE FRANK T. NICKELL IRA


                                 By: /s/ Annamarie Simonelli
                                         Assistant V.P.- Fleet Bank


                                 /s/ David M. Roderick
                                 David M. Roderick


                                 /s/ George L. Shinn
                                 George L. Shinn


                                 /s/ Steven B. Nielsen
                                 Steven B. Nielsen


                                 /s/ F. De Wight Titus
                                 F. De Wight Titus


                                 /s/ Donald B. Garber
                                 Donald B. Garber